                                 OFFICE PREMISES

                        DATED THE 10TH DAY OF MARCH 2000



                         WIDE HARVEST INVESTMENT LIMITED


                                       and


                        EQUITY MARKETING HONG KONG, LTD.



                *************************************************

                                TENANCY AGREEMENT

                                       of

              Suite Nos. 1,2,3 and 4 on the 18th Floor of Tower 6,
                   China Hong Kong City, China Ferry Terminal,
                              Canton Road, Kowloon.

                *************************************************




                                BAKER & McKENZIE
                                   Solicitors
                              1401 Hutchison House
                                    Hong Kong

                  AN AGREEMENT     made the 10th day of March
                                   Two thousand

Parties BETWEEN WIDE HARVEST INVESTMENT LTD whose registered office is situate at 11th-12th Floor, Tsim Sha Tsui Centre, Salisbury Road, Kowloon, Hong Kong (hereinafter called "the Landlord which expression shall include its successors and assigns") of the one part and the person, firm or company set out in Part I of the First Schedule hereto (hereinafter called "the Tenant") of the other part

                  WHEREBY IT IS AGREED as follows :-

Premises          1.       In consideration of the rent (hereinafter referred to
                  as "the said rent") mentioned and of the terms by the Tenant hereinafter contained the Landlord hereby lets and the Tenant hereby takes ALL THAT Portion of the building as set out in
                  Part II of the First Schedule hereto forming part of the Office Towers of CHINA HONG KONG CITY, CHINA FERRY TERMINAL Canton Road, Kowloon, Hong Kong (hereinafter referred to as "the said building") (which said Portion for the purpose of identification only is delineated and described on the Plan hereto annexed and thereon coloured Pink and marked "P") (hereinafter called "the said premises") standing on ALL THAT piece or parcel of ground registered in the Land Registry as KOWLOON INLAND LOT NO. 10743 TOGETHER with the use and enjoyment in common with the Landlord and/the other persons entitled thereto of the entrances, staircases, landings, lavatories, corridors and passages in the said building insofar as the same are necessary for the proper use and enjoyment of the said premises AND TOGETHER with the use in common with others having the like right of the lifts escalators and central air-conditioning services serving the said premises whenever the same shall be operating for the term defined in Part III of the First Schedule hereto ("the said term") YIELDING AND PAYING therefor throughout the term such rent and other charges as are from time to time payable in advance and in accordance with the Provisions set out in the Second Schedule and subject to the Tenant's use, occupation and enjoyment of the said premises only for the purposes set out in Part IV of the First Schedule hereto and not for any other purposes whatsoever.

Rental deposit    2.       The Tenant shall on the signing hereof deposit with
                  the Landlord the sum specified in Part V of the First Schedule hereto (adjusted where necessary in the manner hereinafter provided) and security for the due payment of the said rent, surcharge and the due observance and performance of the terms conditions and stipulations herein contained and on the part of the Tenant to be observed and performed and the said deposit shall be retained by the Landlord throughout the said term free of any interest to the Tenant with power for the Landlord without prejudice to any other right or remedy hereunder to deduct therefrom the amount of any rent, surcharge or other payments that fall due under this Agreement and subject as aforesaid the same or the balance thereof after satisfaction of the amount of any costs, expenses, loss or damage sustained by the Landlord as a result of any non-observance or non-performance by the Tenant of

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                  any such agreement stipulation or condition shall be returned to the Tenant without compensation or interest within 45 days after the Tenant shall have delivered up vacant possession of the said premises pursuant to Clause 5(j) hereof PROVIDED that any sum already paid by way of part payment on account of the deposit shall be automatically transferred as part payment of the monies payable under this Clause and only the balance shall then be payable at the time stipulated herein but without prejudice to the Landlord's rights to claim any further damages which the Landlord has sustained or may sustain.

                  3. The Tenant to the intent that the obligations hereunder shall continue throughout the said term of tenancy hereby agrees with the Landlord as follows : -

Rent and                   (a)      (i)      To pay the said rent and surcharge
surcharge                                    on the days in manner aforesaid
                                             without  any deduction or set-off.

Computation of                      (ii)     If the day on which the rent,
time of payment                              surcharge or other payments falls
                                             due under this Agreement is a
                                             public holiday, the relevant
                                             payment of said rent, surcharge or
                                             otherwise shall be due and payable
                                             on the preceding business day.

                                    (iii)    The Landlord is not obliged to
                                             accept payment of amounts payable
                                             hereunder in any form other than
                                             banknotes and if payment is made by
                                             the Tenant by cheque, such cheque
                                             must reach the office of the
                                             Landlord before 3:30 o'clock in the
                                             afternoon if such payment is made
                                             on any weekday except Saturday, and
                                             before 12 noon if such payment is
                                             made on a Saturday otherwise the
                                             payment shall be deemed to have
                                             been paid by the Tenant on the
                                             following business day and the
                                             Tenant shall be deemed to have
                                             defaulted in making due payment.
                                             For the avoidance of doubt,
                                             business day means a day on which
                                             banks are ordinarily open for
                                             business in Hong Kong.

Adjustment of                       (iv)     If at any time during the said term
charges                                      the operating cost relative to the
                                             supply of the said air-conditioning
                                             and/or the costs and expenses of
                                             management of the said building
                                             shall have risen over costs
                                             prevailing at the commencement of
                                             the said term the Landlord shall be
                                             entitled to serve one month's
                                             notice in writing upon the Tenant
                                             to increase the said surcharges or
                                             any of them by appropriate
                                             amount(s) and thereafter such
                                             increased charges shall prevail.
                                             Further increase shall be made in
                                             the same manner in the event of
                                             costs rising after an earlier
                                             notice of increase shall have
                                             become operative. The Landlord's
                                             assessments of the appropriate
                                             increase shall be conclusive and
                                             binding on the Tenant.

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Additional air-                     (v)      If the Tenant shall require
conditioning                                 air-conditioning outside the hours
charges                                      set out in Clause 4(c) hereof, the
                                             same can normally be provided on
                                             not less than 48 hours notice in
                                             writing stipulating at what time
                                             the Tenant shall require additional
                                             air-conditioning the Landlord at
                                             such adjusted rates as may be
                                             charged by the Landlord from time
                                             to time.

                                    (vi)     Should the surcharge be increased
                                             in accordance with the provisions
                                             of Clause 3(a)(iv) of this
                                             Agreement or should there be any
                                             other increase in the rent during
                                             the term, the Tenant shall upon
                                             such increase becoming applicable
                                             pay to the Landlord by way of an
                                             increase in the said deposit a sum
                                             proportional thereto in order to
                                             restore the ratio of deposit to the
                                             rent plus the surcharge to that
                                             previously subsisting and the
                                             payment of such increase should be
                                             a condition precedent to the
                                             continuation of this tenancy.

Rates                      (b)      (i)      To pay and discharge punctually
                                             during the said term all rates,
                                             Government rent, (if any) taxes,
                                             assessments, duties, , charges
                                             impositions and outgoings of an
                                             annual or recurring nature
                                             whatsoever now or hereafter to be
                                             assessed imposed or charged on the
                                             said premises or upon the owner or
                                             occupier in respect thereof by the
                                             Government of the Hong Kong Special
                                             Administrative Region or other
                                             lawful authority (Property Tax only
                                             excepted).

                                    (ii)     In the event that an assessment to
                                             rates in respect of the said
                                             premises shall be raised directly
                                             upon the Landlord the Landlord
                                             shall during the month immediately
                                             preceding any quarter in respect of
                                             which such rates may fall due be at
                                             liberty to debit the Tenant with
                                             the amount thereof and the same
                                             shall forthwith be paid by the
                                             Tenant to the Landlord whereupon
                                             the Landlord shall account for the
                                             same to the Government of the Hong
                                             Kong Special Administrative Region

                                    (iii)    In the event that no valuation of
                                             the said premises shall have been
                                             made in accordance with the Rating
                                             Ordinance (Cap.116) or any
                                             statutory amendment or modification
                                             thereof for the time being in force
                                             the Landlord shall be at liberty
                                             and entitled to make an interim
                                             valuation equivalent to 7.5% of the
                                             annual rents of the said premises
                                             and to debit the Tenant with the
                                             amount which would be payable upon
                                             such interim valuation and the same
                                             shall forthwith be paid by the
                                             Tenant to the Landlord and any
                                             over-payment or

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                                             under-payment by the Tenant on
                                             such interim valuation shall be
                                             adjusted when a valuation under the
                                             Rating Ordinance shall have been
                                             made known.

                                    (iv)     The Landlord shall be entitled to
                                             treat non-payment of any amount
                                             debited to the Tenant in accordance
                                             with the foregoing provisions of
                                             this Clause or any part thereof in
                                             all respects as non-payment of the
                                             said rent under this Agreement.

Water, gas and             (c)      To pay and discharge punctually during the
electricity charges                 said term all charges (including all
                                    necessary deposits) in respect of water, gas, electric light, power and telephones as may be shown by the separated meter or meters installed upon the said premises or by accounts rendered to the Tenant.

Cleaning charges           (d)      To keep the said premises in clean and
                                    sanitary condition and to employ cleaning contractors for the said premises which cleaning contractors shall be only such persons or such firm as may be nominated by the Landlord. Such cleaning contractors shall be employed at the sole expense of the Tenant and at the rate agreed by the Landlord with the contractors and on such terms and conditions which shall have been previously approved by the Landlord, all such payments to be made by the Tenant to such contractors direct. In case the Tenant shall have for disposal wet garbage or any garbage of a perishable nature including but not limited to food or food remains, the Tenant shall use plastic bags of such standards, size and thickness as shall be prescribed by the Landlord for the removal or disposal of such garbage and shall direct and procure cleaning contractors appointed as aforesaid to use such plastic bags for such purposes at the sole costs of the Tenant.

Interior Fitting           (e)      To fit out the interior of the said premises
out                                 in accordance with the drawings approved by
                                    the Landlord. The Tenant will not cause or permit to be made any variation to the interior design or layout of the said premises without the prior written approval of the Landlord first having been obtained.

Fitting up                 (f)      To fit up the said premises in a style and
                                    manner appropriate to a first class office building and so to maintain the same throughout the said term in good condition and repair to the satisfaction of the Landlord.

Decoration works           (g)      To construct at the Tenant's own expense
by the Tenant                       within the said premises or furnish items to
                                    the said premises as follows:-

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                                    (i)      (a)   A ceiling of non-combustible
                                                   material and electrical light
                                                   fittings. In case of
                                                   extension or relocation of
                                                   the sprinkler heads and/or
                                                   the smoke detectors and
                                                   other fire services equipment
                                                   installed by the Landlord is
                                                   needed, the cost of such work
                                                   will be paid by the Tenant.

                                              (b)  Vertical window blinds,
                                                   tracks and fittings and
                                                  Tenant's expenses.

                                    (ii)     Paint and decorate the interior of
                                             the said premises.

                                    (iii)    Furnish and install floor fill and
                                             floor finishes. PVC tiles shall not
                                             be used unless approved by the
                                             Landlord.

                                    (iv)     With the relevant plan showing all
                                             the details including but not
                                             limiting to the gauge of wire, etc.
                                             duly approved in writing in advance
                                             by the Landlord, complete all
                                             internal electrical and mechanical
                                             installations (heating,
                                             ventilation, air-conditioning,
                                             plumbing, drainage and fire
                                             services) of workmanships and
                                             materials of a standard to the
                                             approval of the Landlord.

                                    (v)      Furnish and install or arrange for
                                             the installation of telephones as
                                             well as other Tenant's requirements
                                             within the said premises together
                                             with such meters as are necessary
                                             to measure the Tenant's consumption
                                             thereof.

                                    (vi)     Install, support and connect all
                                             lighting fixtures, including lamps,
                                             switches and wiring, save that in
                                             the case of support involving
                                             cutting into structure prior
                                             written approval of the Landlord
                                             will be required.

                                    (vii)    Install such fire extinguishers or
                                             other means of fire-fighting
                                             equipment inside the said premises
                                             as may be required from time to
                                             time by all relevant Ordinances and
                                             regulations of the Government of
                                             the Hong Kong Special
                                             Administrative Region.

Telephone System           (h)      To install at the Tenant's own expense empty
                                    conduits for telephone service to the said premises. Telephone service to the premises shall only be installed by the Hong Kong
                                    Telephone Company Limited and the Tenant shall leave pull wire in all conduits and pay to the Landlord the expenses incurred in the installation of telephone jacks and conduits to the said premises.

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Electrical Testing         (i)      To test all circuits for shorts and ground
                                    and to balance loads on all panels.

Pass for Service           (j)      The Tenant agrees that permanent utility
                                    lines may pass through the ceiling cavity of the said premises to service other premises and areas in the said building.

Building Service           (k)      To employ at the Tenant's expenses only such
& Builder's Work                    contractors as may be nominated by the
                                    Landlord from time to time for the purpose of designing and carrying out and installing all the necessary building services and builder's work as hereinafter defined in the said premises in manner as prescribed by the Landlord or its nominated contractors and in particular to pay the Landlord vetting fees consultancy fees and relating charges at the pre-determined scales as set out by the Landlord. For the purpose of this sub-clause, subject to amendments/alterations from time to time and to such extent as the Landlord shall in its discretion deem appropriate or necessary.

                                    (a)      The expression "building services"
                                             shall mean all mechanical and
                                             electrical engineering work and
                                             arrangement related to the said
                                             premises including but not confined
                                             to electrical air-conditioning,
                                             plumbing, building automation and
                                             fire fighting installation.

                                    (b)      The expression "Builders' work"
                                             shall mean all renovation work not
                                             specified under "building service"
                                             including but not confined to light
                                             track, light trough and graphic
                                             panel.

Submission of              (1)      (i)      All specification, prints, copies
Information                                  and drawing information or
                                             materials are to be furnished by
                                             the Tenant as required by the
                                             Landlord and shall be delivered to
                                             the Landlord's office.

                                    (ii)     Prior to the commencement of
                                             construction of Tenant's work, the
                                             Tenant shall furnish the Landlord
                                             with the following information and
                                             items:-

                                             (1)      The name and address of
                                                      the appointed design/agent
                                                      for the said premises.

                                             (2)      The name(s) and
                                                      address(es) of the
                                                      general contractor(s) the
                                                      Tenant intends to engage
                                                      in the construction of
                                                      Tenant's work

                                             (3)      The name and address of
                                                      the Tenant's authorized
                                                      agent/representative, if
                                                      any.

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                                             (4)      The actual commencement
                                                      date of interior
                                                      decoration and the
                                                      estimated date of
                                                      completion of decoration
                                                      work, fixturing work,
                                                      and date of projected
                                                      opening.

                                    (iii)    The Tenant when notified by the
                                             Landlord has to submit office
                                             layout drawing within 2 weeks to
                                             the Landlord for its approval.

                                    (iv)     For the nominated mechanical and
                                             electrical contractors to prepare
                                             the corresponding designs and
                                             drawings, the Tenant shall provide
                                             the Landlord the followings:-

                                             (1)      Three copies of the
                                                      reflected ceiling plan
                                                      with schedule on voltage,
                                                      type, wattage, quantity
                                                      and location of outlets
                                                      for all light fittings and
                                                      air-conditioning.

                                             (2)      Three copies of the floor
                                                      plan with partitions.

                                             (3)      Three layout prints of all
                                                      case work including the
                                                      location of all sockets,
                                                      switches, fuse box,
                                                      telephone points, size,
                                                      weight and location of
                                                      safe, if any.

                                             (4)      Three sets of elevations
                                                      to describe the space
                                                      with all electric outlets.

Statutes, Codes &          (m)      The Tenant shall have the sole
Ordinances                          responsibility to comply with all applicable
                                    statutes, codes, ordinances and other
                                    regulations for all work performed by or on behalf of the Tenant within the said premises and the Landlord or the Landlord's agents or representative's approval of plans, specifications, calculations or of the Tenant's work shall not constitute any implication, representation or certification by the Landlord that the said improvements are in compliance with said statutes, codes, ordinances, and other regulations.

Inspection by              (n)      All Tenant's work shall be subject to the
Landlord                            inspection of the Landlord, the Landlord's
                                    Architect and Landlord's General Contractor from time to time during the period in which Tenant's work aforesaid is being performed.

Reimbursement to           (o)      The Landlord shall have the right to perform
Landlord                            on behalf of and for the account of the
                                    Tenant, any of the Tenant's work which the Landlord determines shall be so performed.
                                    Such work shall be limited to
                                    work which the Landlord deems necessary to be done on an emergency basis, work caused by the Tenant's fault, and work which pertains to structural components, the general utility systems for the said
                                    Building and the erection of temporary
                                    safety barricades and temporary signs during construction.

Good repair of             (p)      To keep all the interior of the said
interior                            premises, the flooring and interior plaster
                                    or other finishing material or rendering to walls floors and ceilings, and the Landlord's fixtures therein and all addition thereto including doors, window, electric wires and installations and fittings for light and power in good clean, tenantable and proper repair and condition and properly preserved and painted as may be appropriate when from time to time required and to so maintain the same at the expenses of the Tenant and deliver up the same to the Landlord at the expiration or sooner determination of the term in such repair and the like condition (fair wear and tear excepted).

Replacement of             (q)      To reimburse to the Landlord the cost of
windows                             replacing all broken and damaged windows
                                    door glass and fixtures within the said
                                    premises whether the same be broken or
                                    damaged by the negligence of the Tenant or owing to circumstances beyond the control of the Tenant.

Good repairs &             (r)      To keep all taps lavatories wash basins
replacement of                      sinks sanitary and water apparatus and other
sanitary apparatus                  internal pipes and all drains (if any) in or
& electrical                        belonging to the inside of the said premises
wiring                              clean and in good order and repair and to
                                    keep in clean and good order and repair all other pipes and all wires cables conduits fittings and apparatus within or exclusively serving the said premises and used for or in connection with the services of water gas or electricity in the said premises (fair wear and tear save and excepted) and to repair or replace the same (including burnt out fluorescent tubes or light bulbs) at the expenses of the Tenant if so required by the Landlord or other competent authority. In the event of the Tenant failing to proceed diligently with the necessary repairs or replacements so required within 14 days after the Landlord has notified the Tenant in writing then the Landlord may proceed with such repairs or replacement and recover all costs incurred thereby from the Tenant as a debt.

Cleansing &                (s)      In the event of the pipes or drains of the
Clearing of Drains                  said building becoming choked or stopped up
                                    owing to the careless use by the Tenant its servants agents licensees invitees the
                                    Tenant shall pay the costs incurred by the Landlord in cleansing and clearing the same from obstruction.

Entry by Landlord          (t)      To permit the Landlord or its agents with or
                                    without workmen or other persons authorised by it and with or without appliances at all reasonable times to enter into and upon the said premises and to examine the conditions thereof and thereupon the Landlord may serve upon the Tenant notice in writing specifying any repairs necessary to be done and require the Tenant forthwith to execute the same and if the Tenant shall not within ten days after the service of such notice proceed diligently with the execution of such repairs then to permit the Landlord to enter upon the said premises and execute such repairs and the costs thereof (the amount thereof in case of difference to be determined by the Landlord's agent) together with the interest thereon at the rate of 2% per month calculated from the date on which such costs are incurred by the Landlord to be paid by the Tenant shall be a debt due from the Tenant to the Landlord and be forthwith recoverable by action.

Entry by the               (u)      To permit the Landlord or its authorised
Landlord to carry                   agents at all reasonable times to enter the
out repairs and                     said premises for the purpose of of fixtures
taking inventories                  therein and carrying out any repairs therein
                                    provided that take inventories in the event of emergency the Landlord or its authorised agents may without notice enter the said premises forcibly and the Tenant shall at its own expense reinstate the entrance to the said premises to its original position.

Entry by the               (v)      To keep all windows and doors of the said
Landlord to close                   premises closed and to permit the Landlord
Windows and                         or its servants and agents and others from
doors                               time to time during the said term to enter
                                    upon the said premises for the purpose of closing any doors or windows.

Notify Landlord            (w)      To notify the Landlord in writing of any
of damage                           accidents to or defects in the water pipes
                                    gas pipes electrical wire or fittings
                                    fixtures or other facilities provided by the Landlord in the said premises whether or not the Tenant is liable hereunder for the repair of the same forthwith upon the Tenant becoming aware whether actually or constructively of the same arising and to indemnify the Landlord against any claim made against the Landlord by any third party and any loss suffered by the Landlord either directly or indirectly as a result of any breach by the Tenant of this provision.

To make good &             (x)      To make good and pay for all damage caused
take care of all                    by the Tenant his servants or licensees to
articles provided                   any fixtures fittings and other articles in
by Landlord                         the said premises and provided by the
                                    Landlord and shall take reasonable care of the same and shall not remove any of them from the said premises.

Repair of                  (y)      To permit the Landlord and its duly
neighbouring                        authorised agents workmen and others
premises                            appointed by it at all reasonable times
                                    during the said term (but upon giving a
                                    reasonable previous notice in writing save in case of emergency) to enter into and upon the said premises and to execute any works of renewal cleansing alteration or repair to any adjacent or neighbouring premises or to the building of which the said premises form part.

Combustible or             (z)      Not to store or bring upon the said premises
dangerous goods                     or any part thereof any unlicensed arms
                                    ammunition gun-powder spirits saltpetre or kerosene any articles of a specially combustible inflammable or unlawful goods or dangerous nature.

Storage of goods            (aa)     Not to use the said premises or any part
                                    thereof for the storage of goods or
                                    merchandise other than in small quantities consistent with the nature of the Tenant's business by way of samples and exhibits.

Insurance against          (ab)     To indemnify the Landlord against any
loss/damage from                    proceedings actions claims or demands
Interior Defects                    whatsoever by any person for loss and damage
                                    suffered as a result of the want of repair of the interior of the said premises or the spread of fire or the overflow of water or the escape of any substance or anything from the said premises due to the default or negligence of the Tenant its servants agents licensees or customers; and to effect and maintain a policy or policies of insurance which should include the Landlord's properties and fixtures inside the said premises against the risks hereinbefore mentioned in a reputable insurance company to be approved by the Landlord in such amount as the Landlord may reasonably determine and to produce to the Landlord the policy or policies and the receipt on request provided always that if the Tenant shall at any time fail to keep such insurance on foot the Landlord may do all things necessary to effect and maintain such insurance and any monies expended by the Landlord for that purpose shall be recoverable from the Tenant on demand.

Breach of                  (ac)     Not to do or permit to be done anything
Insurance Policy                    whereby the policy or policies of the
                                    insurance of the said building against
                                    damage by fire or other risks for the time being subsisting may become void or voidable or whereby the rate of premium thereon may be increased and the premium and all expenses incurred by the Landlord in or about any renewal or such policy or policies rendered necessary by breach of this term shall be borne by the Tenant and shall be recoverable from the Tenant by the Landlord on demand.

Illegal or immoral         (ad)     Not to use or permit or suffer to be used
purposes                            the said premises or any part thereof for
                                    any illegal or immoral purposes.

Installation &             (ae)     (i)      To fit out the interior of the said
Alteration                                   premises in accordance with the
                                             drawings approved by the Landlord
                                             and not without the prior written
                                             consent of the Landlord to make any
                                             alteration or addition to the said
                                             premises or any part thereof either
                                             internally or externally or to any
                                             fixtures or fittings or electrical
                                             wiring or electrical mechanical or
                                             air-conditioning installations
                                             therein or to any item therein
                                             (whether or not of a structural
                                             nature).

                                    (ii)     Not to place in or upon any part of
                                             the said premises or the said
                                             building any equipment apparatus
                                             machinery or load likely to or
                                             which may cause damage thereto and
                                             not to cause permit or suffer any
                                             load to be placed in any part of
                                             the said premises if the weight of
                                             such load exceeds that permitted
                                             from time to time by the Landlord
                                             in using the said premises or the
                                             said building or any lifts serving
                                             the same or any other thing in or
                                             upon the said premises or the said
                                             building.

                                    (iii)    Not to install set up or affix or
                                             permit to be installed set up
                                             affixed in or upon the said
                                             premises or any part thereof in any
                                             manner whatsoever any engine
                                             machinery or mechanical device or
                                             plant or air-conditioning or
                                             heating system.

                                    (iv)     To observe and comply with all
                                             rules regulations and instructions
                                             from time to time prescribed by the
                                             Landlord or its authorised
                                             representative or officer in
                                             carrying out any alterations
                                             additions or improvements to the
                                             said premises.


                                    (v)      To observe and comply with all
                                             rules regulations and instructions
                                             from time to time prescribed by The
                                             China Light & Power Company Limited
                                             or the relevant authority relating
                                             to the electrical wiring and
                                             installation in the said premises.

                                    (vi)     Not to cut maim injure damage alter
                                             or interfere with any of the walls
                                             structural members pipes drains
                                             appurtenances electrical cables
                                             wires fixtures or fittings of or in
                                             the said premises or any part
                                             thereof or suffer or permit the
                                             same to be done.

                                    (vii)    Not to change or in any way to
                                             alter the standard entrance door
                                             provided by the Landlord for access
                                             to and egress from the said
                                             premises without having first
                                             obtained the written consent of the
                                             Landlord therefor.

                                    (viii)   Not to install additional locks
                                             bolts or additional fittings to the
                                             entrance doors of the said premises
                                             or in any way to cut or alter the
                                             same without having first obtained
                                             the written consent of the Landlord
                                             therefor.

                                    (ix)     To display and decorate the show
                                             windows up to a first class
                                             standard and in such manner as not
                                             to be offensive to the Landlord who
                                             has the right to require the
                                             removal of any part of the display
                                             as in the Landlord's absolute
                                             discretion considers offensive.

Protection from            (af)     To take all necessary precautions to protect
typhoon                             the interior of the said premises against
                                    damage by storm typhoon heavy rainfall or the like and in particular to ensure all exterior doors and windows are securely fastened upon the threat of such adverse weather conditions.

Subletting                 (ag)     Not to assign underlet or otherwise part
Assigning                           with the possession of the said premises or
                                    any part thereof in any way whether by way of subletting lending sharing or other means whereby any organization company firm or person or persons not a party to this Agreement obtains the use or possession of the said premises or any part thereof irrespective of whether any rental or other consideration is given for such use or possession and in the event of any such transfer sub-letting sharing assignment or parting with the possession of the said premises (whether for monetary consideration or not) this Agreement shall absolutely determine and the Tenant shall forthwith vacate the said premises on notice to that effect from the Landlord. The Tenancy shall be personal to the Tenant named in this Agreement and without in any way limiting the generality of the foregoing the following acts and events shall, unless approved in writing by the Landlord, be deemed to be breaches of this Clause: -
                                    (i)      In the case of a tenant which is a
                                             partnership the taking in of one or
                                             more new partners whether on the
                                             death or retirement of an existing
                                             partner or otherwise.

                                    (ii)     In the case of a tenant who is an
                                             individual (including a sole
                                             surviving partner of a partnership
                                             tenant) the death insanity or
                                             disability of that individual to
                                             the intent that no right to use
                                             possess occupy or enjoy the said
                                             premises or any part thereof shall
                                             vest in the executors
                                             administrators personal
                                             representatives next of kin trustee
                                             or committee of any such
                                             individual.

                                    (iii)    In case of a tenant which is a
                                             corporation any take-over
                                             reconstruction amalgamation merger
                                             voluntary liquidation or change in
                                             the person or persons who owns or
                                             own a majority of its voting shares
                                             or who otherwise has or have
                                             effective control thereof.

                                    (iv)     The giving by the Tenant of a Power
                                             of Attorney or similar authority
                                             whereby the donee of the Power
                                             obtains the right to use posses
                                             occupy or enjoy the said premises
                                             or any part thereof or does in fact
                                             use possess occupy or enjoy the
                                             same.

                                    (v)      The change of the Tenant's business
                                             name without the previous written
                                             consent of the Landlord which
                                             consent the Landlord may give or
                                             withhold at its discretion.

Compliance with            (ah)     To carry out and comply with all ordinances
ordinance,                          regulations by-laws and rules and all
Government                          notices and requirements of the appropriate
Lease and Deed of                   government authorities in connection with or
Mutual Covenant                     in relation to the said premises and not to
                                    do anything or suffer or permit anything to be done in contravention of the provisions of the Conditions of Sales or Government
                                    Lease and Deed of Mutual Covenant under
                                    which the Landlord holds the said premises and to indemnify the Landlord against any breach of the terms of this clause.

Noise                      (ai)     Not to do or permit or suffer to be done
                                    upon the said premises or any part thereof any music noise (including sound produced by broadcasting from Television, Radio and any apparatus or instrument capable of producing or reproducing music and sound) or other act matter or thing whatsoever which may be or tend to the nuisance annoyance damage or disturbance of the Landlord or the owners tenants lessees or occupiers of any adjoining or neighbouring premises.

Responsible for            (aj)     To be wholly responsible for and to
acts of servants                    indemnify the Landlord against all damage
agents and                          loss or injury occasioned to the said
licensees                           premises or any part of the said building or
                                    any adjacent or neighbouring premises to any person whether directly or indirectly through the defective or damaged conditions of any part of the interior of the said premises or any fixtures fittings wiring or piping therein for the repair of which the Tenant is responsible hereunder or through or in any way owing to the spread of fire or smoke or the leakage or overflow of water including storm or rain water from the said premises or any part thereof or through the act default or neglect of the Tenant or the servants agents licensees or invitees of the Tenant.

Preparation of             (ak)     Not to prepare or permit or suffer to be
food                                prepared any food in the said premises.

Sleeping of                (al)     Not without the Landlord's prior permission
domestic use                        in writing, permit any person to remain in
                                    the said premises overnight. Such permission shall only be given to enable the Tenant to post watchmen to look after the contents of the said premises, which shall not be used as sleeping quarters or as domestic premises within the meaning of the Landlord and Tenant (Consolidation)
                                    Ordinance for the time being in force.

Installation in            (am)     Not to lay, install, affix or attach any
Common Area,                        wiring, cables or other article or thing
etc.                                whatsoever in or upon any areas or parts of
                                    the Building in common use or in any place which is not hereby exclusively let to the Tenant.

Obstructions in            (an)     Not to encumber obstruct or permit to be
common area                         encumbered or obstructed with any boxes,
                                    packaging, merchandise, rubbish or other articles or obstructions of any kind or nature at any of the entrances, exits, staircases, landings, passages, lifts, escalators, lobbies or other parts of the said building not included in the said premises. In addition to any other remedies which the Landlord may have hereunder, the Landlord, its servants or agents may without any prior notice to the Tenant remove any such obstruction and dispose of the same as they may think fit without incurring any liability therefor and the Tenant shall on demand pay to the Landlord all costs and expenses incurred in such removal.

Signs                      (ao)     Not to affix, erect, attach, exhibit,
                                    display or permit or suffer so to be done upon any part within or on the exterior of the said premises or to or through any windows thereof any writing sign, decoration, signboard notice advertisement placard neon light or other device whether illuminated or not which may be visible from outside the said premises except the display of name-plate or signboard of the Tenant and their lawful subtenant or licensee at the entrance to the said premises the size and position of such name-plate or signboard shall be subject to the approval of the Landlord. The Landlord or its authorised agents shall have absolute discretion in granting or refusing such approval and any approval to be granted shall be subject to such conditions as the Landlord or its authorised agents may think fit. The landlord or its authorised agents shall have the right to remove at the cost and expense of the Tenant any unauthorised writing, sign, decoration signboard notice advertisement placard neon light or device affixed or put up or displayed without the proper approval of the Landlord or its agents.

Sale by auction or         (ap)     Not to permit or suffer to be held upon the
etc.                                said premises any sales by auction, fire,
                                    bankruptcy, closing-down or sale of similar nature or any discount-type of retail business or any form of unethical business operation Provided that this clause shall not preclude genuine promotional, clearance or periodic seasonal sales.

Movement of safe           (aq)     Not to move any safe heavy machinery
and heavy                           equipment and freight bulky matter or
machinery                           fixtures in and out of the said building
                                    during normal office hours without first obtaining the Landlord's written consent.
                                    The Tenant shall keep the Landlord
                                    indemnified against all damages sustained by any person or property and for any damages or monies paid out by the Landlord in settlement of any claim or judgments as well as legal costs incurred in connection therewith and all costs incurred in repairing any damage to the said building or its appurtenances resulting from movement of any heavy machinery equipment freight bulky matter or fixtures. The Tenant requiring to move to and from the said building such items undertakes at all times to use the service lifts provided by Landlord for such purposes and to notify Landlord and arrange with the Landlord a suitable time for such deliveries to be effected.

Adjacent                   (ar)     If any excavation or other building works
excavation or                       shall be made or authorised in the vicinity
shoring                             of said building, the Tenant shall permit
                                    the Landlord his servants or agents to enter the said premises to do such work as may be deemed necessary to preserve the exterior wall of the said building from injury or damage without any claim for damages or indemnity against the Landlord.

Floor loading              (as)     The Tenant shall not place any load upon any
                                    floor of the said premises in excess of the loading capacity for which the floor is designed. The Landlord preserves the right to prescribe the weight and position of all safes and any heavy articles which must be placed so as to distribute the weight.
                                    Business machines and mechanical equipment authorised by the Landlord shall be placed and maintained by the Tenant at the Tenant's expense in settings sufficient in the Landlord's judgment to absorb and prevent vibration noise and annoyance to occupiers of the other portions of the said building.

Vermin                     (at)     The Tenant shall take all due precautions to
                                    ensure that the said premises do not become infested with insects or vermin. In the event of the premises becoming so infested the Tenant shall pay the cost of extermination as arranged or approved by the Landlord and the selected exterminators shall be given full access to the said premises for such purpose.

Rules and                  (au)     To observe faithfully and comply strictly
Regulations                         with such reasonable Rules and Regulations
                                    as the Landlord or the Landlord's agents from time to time prescribe for the proper management and maintenance of the said premises and the said building. Notice of any additional Rules or Regulations shall be given in such manner as the Landlord may elect. The Rules and Regulations set out in the Third Schedule hereto and such additional Rules or Regulations shall constitute the initial
                                    Rules and Regulations binding upon the
                                    Tenant and shall have the same force and effect as if set out in the body of this agreement.

Keep premises              (av)     To keep the said premises well and
well lighted                        sufficiently lighted throughout the business
                                    hours of the Tenant.

No incense to be           (aw)     Not to burn or permit to be burnt incense in
burnt                               the said premises or in any part of the said
                                    building.

Fire Risk                  (ax)     Not to do or permit any act or thing to be
                                    done which is likely to cause any fire risk or other hazard in the said building.

Loading &                  (ay)     To ensure that the Tenant's employees
Unloading Areas                     servants agents or visitors do not obstruct
                                    those areas of the building allocated to temporary vehicle parking or designated as loading/unloading areas and at all times comply with the directions of the Landlord staff and accredited agents in exercising due control of such areas and the delivery of goods generally.

Toilet Facilities          (az)     To use in common with others the lavatories
                                    and washing accommodations and facilities provided by the Landlord in the said building and not to permit or suffer the same to be used in any improper manner or whereby the soil or waste pipes may become impeded or blocked and at all times to indemnify the Landlord against liability for damage by the escape of water thereby caused to the properties or effects of the tenants or occupiers of the other part of the said building.

Parking                    (ba)     Not to park in obstruct or otherwise use nor
                                    permit any employee agent or licencee of the Tenant to park in obstruct or otherwise use these areas of the said building allocated to the parking or movement of or access for vehicles or designated as loading/unloading areas otherwise than in accordance with the regulations from time to time made by the Landlord.


Use of building            (bb)     Not without the previous written consent of
name                                the Landlord to use or permit to be used the
                                    name/logo or any part of the name/logo of the Landlord or of the said building or any picture representation or likeness of the whole or any part of such name/logo or of the said building or of the said premises in connection with the business or operations of the Tenant or for any purpose whatsoever other than to indicate the address and place of business of the Tenant.

4.                The Landlord hereby agrees with the Tenant as follows : -

Quiet enjoyment            (a)      To permit the Tenant (duly paying the rent
                                    surcharge and rates and observing and
                                    performing the terms and conditions herein contained)to have quiet possession and enjoyment of the said premises during the said term without any interruption by the Landlord or any person or persons lawfully claiming through under or in trust for the Landlord.

Roof and main              (b)      To amend and repair such defects in the
structure                           roof, main electricity supply cables, main
                                    drain pipes, main walls and exterior windows frames of the said building and the lifts and the central air-conditioning plant therein as the Landlord shall discover or as the Tenant or other authorised person or Authority shall by notice in writing bring to the attention of the Landlord and to maintain the same in a proper state of repair and condition at the cost of the Landlord PROVIDED that the Landlord shall be entitled to be given a reasonable period of time wherein to view any such defects and to amend and repair the same.

Air-conditioning           (c)      To provide and maintain lifts, escalators
services                            air-conditioning service during the hours of
                                    8:00 o'clock in the forenoon to 6:00 o'clock in the afternoon on weekdays and during the hours of 8:00 o'clock in the forenoon to 2:00 o'clock in the afternoon on Saturdays
                                    (excluding Sundays and public holidays). The supply of air-conditioning shall be controlled and regulated by the Landlord at its sole discretion, and also such electricity as is attributable to lights of the entrances, passages, corridors, staircases, landings and lavatories PROVIDED however the Landlord shall neither be liable to pay compensation to the Tenant in respect of any period during which due to circumstances beyond the control of the Landlord the proper operation of the said lifts or central air-conditioning plant shall be interrupted as the result of defects, mechanical failure or breakdown or need for repair or overhaul, nor shall the Landlord be liable thereby to grant any abatement of rent and/or air-conditioning service charge in respect of such interruption.

Property Tax               (d)      To pay the Property Tax for the time being
                                    payable in respect of the said premises.

Maintenance of    (e)      (i)      To be responsible for the maintenance
common parts                        lighting cleaning operating and servicing of
                                    all the common parts of the said building.

                           (ii) To carry out all necessary decoration to the common parts of the said building as and when the Landlord shall in its absolute discretion decide the same is necessary.

                           (iii) To keep the common parts toilets and other parts of the said building for common use clean and in proper condition.

                           (iv) To use its best endeavours to maintain lifts escalators fire and security services equipment air-conditioning plant and other facilities of the said building in proper working order.

Directory board   (f)      To provide and maintain at the main entrances and in
                           all other appropriate places suitable directory boards indicating to all persons entering the said building the whereabouts of the said premises with the Tenant's name in such uniform lettering or characters as shall be designated by the Landlord.
                           For the avoidance of doubt, the expression "the
                           Tenant's name" herein contained shall mean the name of the Tenant as set out in First Schedule of this Agreement and if the Tenant carries on business under a name other than his own name such expression shall mean the first of his business names as the Landlord shall be notified by the Tenant. For any subsequent change of the name of the Tenant or his business name which necessitates the replacement of the directory board or name plates thereon, the costs for the new directory boards and the new name plates shall be borne solely by the Tenant.

         5.       It is hereby expressly provided as follows : -

Default           (a)      (i)      If the rent or the surcharge reserved or
                                    interest thereon, if any, or any part
                                    thereof shall be unpaid (whether
                                    formally or legally demanded or not) for fifteen days next after any of the days on which the same ought to have been paid or in the case of the breach or non-performance of any of the stipulations and agreements herein contained on the part of the Tenant to be kept done or performed or if the Tenant shall become bankrupt or go into liquidation it shall be lawful for the Landlord at any time thereafter to re-enter into and upon the said premises or any part hereof in the name of the whole and thereupon this Agreement shall absolutely determine but without prejudice to the right of action of the Landlord in respect of any breach by the Tenant of the terms of this Agreement.
                                    All costs and expenses incurred by the
                                    Landlord in demanding the rent and the
                                    surcharge and other charges (if the
                                    Landlord elects to demand) shall be paid by the Tenant and shall be recoverable from him as a debt.

                           (ii) Notwithstanding anything hereinbefore contained in the event of default in payment of the said rent and the surcharge on the date on which the same falls due for payment, the Tenant shall further pay to the Landlord on demand interest on the amount in arrears at the rate of (1.5%) per month calculated from the date on which the same became due for payment (as stipulated in Clause 1 hereof) until the date of payment as liquidated damages and not as penalty provided that the demand and/or receipt by the Landlord of interest pursuant to this provision shall be without prejudice to and shall not affect the right of the Landlord to exercise any other right or remedy hereof (including the right of re-entry) exercisable under the terms of this Agreement.

                           (iii) Notwithstanding anything herein contained in the event of default in payment of the surcharge on the date on which the same falls due for payment or any interest thereon the Landlord shall in addition to its other rights under the terms of this Agreement be entitled to disconnect the supply of air-conditioning to the said premises until the amount in arrears shall have been fully paid by the Tenant without incurring any liability to the Tenant for any loss or damages suffered by the Tenant as a result thereof.

Distraint                  (iv)     For the purpose of Part III of the Landlord
                                    and Tenant (Consolidation) Ordinance
                                    relating to distress for rent or of these presents the rent payable in respect of the said premises shall be and be deemed to be in arrear if not paid in advance at the time and in manner hereinbefore provided for payment therefor. All costs and expenses for and incidental to the distraint shall be paid by the Tenant and shall be recoverable from him as a debt.

Abatement         (b)      If the said premises or any part thereof are rendered
                           uninhabitable by fire water storm wind typhoon defective construction white ants earthquake subsidence of the ground or any calamity beyond the control of the Landlord and not attributable to any failure by the Tenant to observe and carry out the terms of this Agreement the rent or a part thereof proportionate to the extent to which the said premises shall have been so rendered uninhabitable shall abate and cease to be payable until the same shall have been again rendered fit for occupation
                           Provided always that the Landlord shall not be required to reinstate the said premises if by reason of the condition of the same or any local Regulations or other circumstances beyond the control of the Landlord it is not practicable or reasonable to do so.

Condemnation               (c)      If at any time during the continuance of
                                    this tenancy the competent authorities shall condemn the said building as a dangerous structure and it shall be pulled down or shall make a demolition order which shall become operative in respect of the said premises or any part thereof or a closure order in respect of a part of the said premises under their powers the tenancy hereby created shall cease as from the commencement of the pulling down of the said premises or from the time when such demolition or closure order shall become operative.

Expression                 (d)      The expression "the Tenant" shall (where the
of Tenant                           context permits) mean and include the party
                                    or parties specifically named and shall not include the executors and administrators or any such party or where such party is a corporation any liquidator thereof.

Acceptance of rent         (e)      The acceptance of rent by the Landlord
                                    hereby stipulated shall not be deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant in respect of a breach by the Tenant of any of the Tenant's obligations herein contained.

Fire and overflow          (f)      The Landlord shall not be under any
of water                            liability to the Tenant or to any other
                                    person whomsoever in respect of any loss or damage to person or property sustained by the Tenant or any such other person caused by or through or in any way owing to the overflow of water or the escape of fumes, smoke, fire or any other substance or thing from anywhere within the said building. The
                                    Tenant shall fully and effectually indemnify the Landlord from and against all claims and demands made against the Landlord by any person in respect of any loss, damage or injury caused by or through or in any way owing to the overflow of water or the escape of fumes, smoke, fire or any other substance or thing from the said premises or to the neglect or default of the Tenant his servants, agents or licensees or to the defective or damaged condition of the interior of the said premises or any fixtures or fittings for the repair of which the Tenant is responsible hereunder and against all costs and expenses incurred by the Landlord in respect of any such claim or demand.

Injury to Tenant           (g)      The Landlord shall not be liable for any
caused by lifts,                    injury to the Tenant his servants licensees
escalators                          or invitees caused by any defect in or by
                                    the defective or negligent working of any lift or escalators in the said building by the Landlord's servants or otherwise and the Tenant shall indemnify the Landlord against all claims actions and proceedings in respect of such injuries.

Accidents and              (h)      The Landlord shall not be responsible to the
Injury to Tenant's                  Tenant or the Tenant's licensees servants
                                    agents or other persons in the said premises or
chattel                             calling upon the Tenant for any accident
                                    happening or injury suffered or damage to or loss of any chattel or property sustained on the said premises or in the said building.

Re-Letting  notices        (i)      During the three(3) months immediately
                                    preceding the determination of the said
                                    term of tenancy the Landlord shall be at liberty to affix and retain without interference upon any external part of the said premises a notice for re-letting the same and the Tenant shall permit persons with written authority from the Landlord or its agents at reasonable hours of the day to view the said premises or any part thereof.

Delivery of vacant         (j)      The Tenant shall deliver up vacant
possession                          possession of the said premises to the
                                    Landlord with all fixtures fittings and
                                    additions therein at the expiration or
                                    sooner determination of this Agreement in good clean and tenantable repair and condition in accordance with the stipulations herein before contained together with all keys giving access to all parts of the said premises. Providing that the Tenant shall at its own expense to remove all fixtures, fittings, additions, partitions and alterations made or installed upon or in the said premises whether by the Tenant of by the previous occupier of the said premises and taken over by the Tenant and to re-instate restore and make good any damage caused by such removal or re-instatement. The Tenant's obligations relating to removal or re instatement under this Clause may be modified or varied by the Landlord notifying the Tenant in writing that the Landlord proposes without payment of any compensation to retain all or any of the said fixtures, fittings, additions partitions, floor coverings, erections and alterations which the Tenant is otherwise liable hereunder to remove but subject to this proviso, the Tenant shall re-instate restore and make good the said premises or any part thereof requiring to be re-instated restored or made good and in the event of the Tenant failing so to do the Tenant shall on demand pay to the Landlord the cost of such re-instatement restoration or making good.

Landlord not               (k)      The Landlord shall not be bound by any oral
bound by oral                       representations or oral promises with
representation                      respect to the said building and its
                                    appurtenances or in respect of the said
                                    premises except as herein expressly set
                                    forth with the object and intention that the whole of the agreement between the Landlord and the Tenant shall be set forth herein and in no way modified by any oral discussions which may have preceded the signing of this Agreement.

No waiver                  (l)      No condoning excusing or overlooking by the
                                    Landlord of any
                                    default breach or non-observance or
                                    non-performance by the Tenant at any time or times of any of the Tenant's obligations herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default breach of non-observance or non-performance or so as to defeat or affect in any way the right of the Landlord herein in respect of any such continuing or subsequent default or breach and no waiver by the Landlord shall be inferred from or implied by anything done or admitted by the Landlord unless expressed in writing and signed by the Landlord.

No excuse for              (m)      This Agreement and the obligation of the
non-payment of                      Tenant to pay the said rent and other sums
rent                                due hereunder and perform the Tenant's
                                    obligations hereunder shall in no way be affected impaired or excused because the Landlord is unable due to circumstances beyond his control to fulfil any of his obligations under this Agreement or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make or is delayed in making any repair additions alterations or decoration or is unable to supply or is delayed in supplying any equipment or fixtures if the Landlord is prevented or delayed from so doing by reason of strike labour troubles shortage of materials or any outside cause whatsoever or by reason of any order or regulation of any department of the Government of the Hong Kong Special
                                    Administrative Region.

No actual eviction         (n)      The Landlord shall also have the right at
in certain events                   any time without constituting an actual or
                                    constructive eviction of the Tenant and
                                    without incurring any liability to the
                                    Tenant therefor to install or erect at the entrances passages passageways doorways corridors landings staircases lobbies or other public parts of the said building counters showcases or light boxes or to change the arrangement and/or location of entrances passageways doors doorways corridors landings staircases lobbies lifts escalators toilets or other public parts of the said building or any service or apparatus serving the said building and to change the name number or designation by which the said building is known.

Year 2000                  (o)      The Landlord shall not be liable for the
Compliant                           failure or malfunction of the computer
                                    systems used in the operation and management of the said building, whether the same is operated controlled or owned by the Landlord, the manager of the said building or otherwise due to the same not being Year
                                    2000 compliant or otherwise and the Tenant shall indemnify the Landlord against all claims actions and proceedings in respect of any resulting loss or damage which may be suffered by any third party.

Stamp Duty and             (p)      The stamp duty payable on this Agreement
legal costs                         shall be borne by the parties hereto in
                                    equal shares but the land registration fee
                                    (if any) shall be paid by the Tenant. The
                                    Tenant shall also bear Baker & McKenzie's costs and disbursements of and incidental to the preparation and completion of this Agreement calculated a half of 75% of full scale cost.

Service of                 (q)      Any notice required to be served on the
Notices                             Tenant shall be sufficiently served if
                                    delivered to or despatched by registered post to or left at the premises or at the registered office or last known address in Hong Kong of the Tenant and any notice required to be served on the Landlord shall be sufficiently served if delivered to or despatched by registered post to or left at the registered office of the Landlord in Hong Kong or any other address which the Landlord may notify to the Tenant from time to time. A notice sent by registered post shall be deemed to be given at the time and date of posting.

Approval of                (r)      No approval by the Landlord is valid unless
Landlord                            it is in writing and signed by the Landlord
                                    or its authorised agents.

No premium or              (s)      The Tenant hereby expressly admits and
fine                                declares that no premium or fine or other
                                    consideration or key money has been paid to the Landlord by the Tenant for the creation of this tenancy.

Sale and                   (t)      If at any time during the tenancy hereby
redevelopment                       created the Landlord shall enter into a
                                    contract for the sale of the said building or of any part thereof which shall include the said premises or if the Landlord shall resolve to redevelop the said building or any part thereof whether wholly by demolition and rebuilding or otherwise, or partially by renovation, re-furbishment or otherwise (which intention so to redevelop shall be sufficiently evidenced by a copy of a Resolution of its Directors certified to be a true and correct copy by its Secretary) then in either of such events the Landlord shall be entitled to give six clear calendar months' notice in writing expiring at the end of any calendar month during the tenancy hereby created terminating this Agreement and immediately upon the expiration of such notice this Agreement and everything herein contained shall cease and be void but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of any of the agreements or stipulations herein set out.

                           (u) The Tenant hereby expressly agrees to deprive itself of all rights (if any) to protection against eviction or ejectment provided by any existing or future legislation from time to time in force and applicable to the said premises or to this tenancy and the Tenant agrees to deliver up vacant possession of the said premises to the Landlord on the expiration or sooner termination of the tenancy hereby created notwithstanding any rule of law or equity to the contrary.

Reservation of             (v)      The Landlord reserves the right exercisable
Rights                              at any time or times : -

                                    (i)      To change the name or description
                                             of the said building or any part
                                             thereof,

                                    (ii)     To make or caused to be made any
                                             structural or non-structural
                                             alteration or improvement in or
                                             addition to entrances landings
                                             staircases driveways passages
                                             lobbies or any part of the said
                                             building in common use, without
                                             incurring any liability to make any
                                             payment to the Tenant on any
                                             account whatsoever provided that in
                                             the happening of case (i) hereof
                                             the Landlord shall give to the
                                             Tenant and the Postal and other
                                             Government Authorities not less
                                             than three months' notice in
                                             writing or any such change.

                                    (iii)    The Landlord reserves the right
                                             from time to time and by notice in
                                             writing to the Tenant to make and
                                             introduce and subsequently amend
                                             adapt or abolish if necessary such
                                             regulations as it may consider
                                             necessary for the management and
                                             maintenance of the said building as
                                             a first class commercial Building.

                                    (iv)     Such regulations shall be
                                             supplementary to the terms and
                                             conditions contained in this
                                             Agreement and shall not in any way
                                             derogate from such terms and
                                             conditions. In the event of
                                             conflict between such regulations
                                             and the terms and conditions of
                                             this Agreement the terms and
                                             conditions of this Agreement shall
                                             prevail.

Special Condition          (w)      The parties hereto hereby agree that the
                                    terms or conditions or matters set out in the Fourth Schedule hereto (if any) shall apply to this Agreement and shall be incorporated as an integral part of the Agreement.

Joint and Several          (x)      In this Agreement where the context so
Liability                           permits or requires the words importing the
                                    singular number shall include the plural number and vice versa and word importing the masculine gender shall include the feminine gender and neuter gender and where there are two or more persons included in the expression "the Tenant" covenants expressed to be made by the Tenant shall be deemed to be made by such persons jointly and severally.

Marginal notes             (y)      The marginal notes are intended for guidance
                                    only and do not form part of this Agreement nor shall any of the provisions of this Agreement be construed or interpreted by reference thereto or in any way affected or limited thereby.

Governing Law              (z)      This Tenancy Agreement shall be governed by
                                    and construed in accordance with the laws of the Hong Kong Special Administrative Region and the Tenant hereby irrevocably submits to the non-exclusive jurisdiction of the courts of the Hong Kong Special Administrative
                                    Region. The submission to such jurisdiction shall not limit the right of the Landlord to take proceedings in whatever jurisdiction it may think fit, nor shall the taking of proceedings in any jurisdiction preclude the taking of proceedings in any other jurisdiction or jurisdictions, whether concurrently or not.

                      THE FIRST SCHEDULE ABOVE REFERRED TO

                                     PART I

EQUITY MARKETING HONG KONG, LTD. whose registered office is situate at Suite Nos. 7-8, 16th floor of Tower 3, China Hong Kong City, 33 Canton Road, Tsimshatsui, Kowloon, Hong Kong.

                               PART II - PREMISES

Suite Nos. 1,2,3 and 4 on the 18th Floor of Tower 6 of China Hong Kong City, China Ferry Terminal, Canton Road, Kowloon which for the purposes of identification only is shown on the Floor Plan annexed hereto and thereon coloured Pink.

                                 PART III -TERM

Three years commencing from the 1st day of September 1997 to the 31st day of August 2002 (both days inclusive).

                                 PART IV - USER

To use or occupy the said premises or any part thereof solely and exclusively for the purpose of office which shall not be changed without the previous written consent of the Landlord and in particular not to use or permit the same to be used for domestic purpose or for shops or as sleeping quarters and not to allow any person to remain in the said premises overnight.

                                PART V - DEPOSIT

The deposit subject to increase in accordance with Clause 3 (a) (vi) of this Agreement shall be HK$473,700.00.

                      THE SECOND SCHEDULE ABOVE REFERRED TO

                                     PART I

                          PARTICULARS OF THE SAID RENT

The said rent throughout the said term hereby created shall be HK$126,432.00 per calendar month payable in advance on the first day of each and every calendar month.

                                     PART II

                            PARTICULARS OF SURCHARGES

The monthly surcharge to cover the costs of building management and air-conditioning throughout the said term subject to increase in accordance with clause 3 (a)(iv) of this Agreement shall be HK$31,468.00 per calendar month payable in advance on the first day of each and every calendar month.

                      THE THIRD SCHEDULE ABOVE REFERRED TO

                              RULES AND REGULATIONS

1. Plumbing fixture shall be used only for the purposes for which they were constructed. No sweepings rubbish rags or other alien substances shall be deposited therein. All costs for making good damage resulting from any misuse of the plumbing fixtures shall be borne by the Tenant.

2. No Tenant shall drill into or in any way deface part of the said premises or the said building. No drilling shall be permitted save with prior written approval of the Landlord and as the Landlord may direct.

3. Save with prior written consent of the Landlord, which consent will not normally be granted, no flagholes or aerials shall be erected, and no flags shall be flown from windows or elsewhere in or upon the said building.

4. Each Tenant must upon the termination of his tenancy restore to the Landlord all keys of offices and toilet rooms used by the Tenant.

5. All removals or the carrying in or out of furniture or bulky matter of any description must take place after office hours and during the hours which the Landlord or his agent may determine from time to time. The Landlord reserves the right to exclude goods from the said building which violate any of these Rules and Regulations or the Agreement of which these Rules and Regulations are a part.

6. No Tenant nor any of the Tenant's servants employees agents visitors or licensees shall bring into any passenger lift in the said building any goods effects chattels luggage bulky parcels food trays tiffin carriers or other space-occupying items and the Tenant shall ensure that such items are restricted to the designated lift.

7. No Tenant shall do or permit to be done in the said premises or any part thereof any act which shall or might subject the Landlord to any liability or responsibility for injury to any person or to property.

8. Windows shall remain closed or locked save in an emergency such as fire or break-down of the air-conditioning system and the reasonable extent necessary to enable the Tenant to clean the same.

9. Canvassing touting and peddling in the said building is prohibited and each Tenant shall co-operate to prevent the same.

10. Save with the prior written consent of the Landlord, which consent will not normally be granted, no cooking or preparation of food shall be permitted by any Tenant in the said premises. No Tenant shall permit any unusual or objectionable odours to be produced upon or to permeate from the said premises.

11. Not to do or permit or suffer anything in the said premises or in the said building which may be or go to be a nuisance or annoyance to the Landlord or any other Tenants or occupiers thereof or of any adjoining building or affect the reputation of the said building as a high class office building.

12. The Tenant shall no install in the said premises any partitioning other than the supplied or approved by the Landlord.

13. Not to keep or permit or suffer to be kept upon any part of the said premises any lives-stocks or animals and to carry out such pest control for the said premises upon the request by the Landlord for the said premises via nominated pest control companies at the Tenant's expense.

14. All blinds and/or curtains used within the said premises shall conform externally to standard colour and design and such blinds and/or curtains shall be approved by the Landlord so as to preserve a uniform external appearance.

15. The Tenant shall not carry on or permit or suffer to be carried on in or upon the said premises or any part thereof any trade or business which the Landlord shall in its absolute discretion regard as dangerous noxious noisy or offensive.

                      THE FOURTH SCHEDULE ABOVE REFERRED TO

                                SPECIAL CONDITION

1. The Landlord shall carry out the following items on an one time basis: -

         -        provide new carpet for the said premises;

         -        replace ceiling tiles in the said premises;

         -        replace light boxes and ceiling grids in the said premises;

         -        clean/repair the fan coil units in the said premises;

         -        provide additional fan coil units in the premises;


2. Save and except the above mentioned items, the said premises shall be handed over to the Tenant in a bare shell condition.

3. Notwhithstanding anything hereinbefore written, the Tenant shall be entitled, during the period from 1st September 1999 to 30th November 1999 (both days inclusive) of the term of the tenancy to occupy the said premises free of rent for fitting out purposes, Provided that if the Tenant shall have observed and performed the terms of this Agreement, the Tenant shall have another rent free period from 1st July 2002 to 31st August 2002 (both days inclusive). Provided that during the said rent free periods, all the rates, Service Charged, Government Rent, electricity, water charges and all other outgoings payable in respect of the said premises shall be borne by the Tenant absolutely.

4. Upon completion of the fitting out work in the said premises, the Tenant shall at its own expense remove all debris and rubbish resulting from such fitting out work to the location designed by the Landlord or its authorised agents.

         AS WITNESS the hands of the parties hereto the day and year first above written.


SIGNED by Lawrence Chong Koo Seong          )
of Sino Real Estate                         )     (Signed by Sino Real Estate
Agency Ltd., a company duly                 )     Agency Ltd.)
Authorised by the Board of                  )
Directors of the Landlord                   )     /s/ Lawrence Chong Koo Seong
                                            )
for and on behalf of the Landlord           )         Agent for the landlord
whose signature is verified by :-           )         for the sole purpose of
                                                      execution of this
/s/ Debbie Cheung Fong                                Agreement

Cheung Fong, Debbie
Solicitor, Hong Kong SAR
Messrs. Baker & McKenzie

SIGNED by Wong Cho Kuen, Simon              )
                                            )
for and on behalf of the Tenant             )   (signed by Equity Marketing
in the presence of :-                       )   Hong Kong by Mr. Wong Cho Kuen)



             (Signed by Chan So Ping            /s/ Simon Wong
                 G547826(9))




R E C E I V E D the day and year first above)
written of and from the    Tenant the sum of)     (Signed by Sino Real Estate
HONG KONG DOLLARS FOUR HUNDRED              )     Agency Ltd.)
SEVENTY THREE THOUSAND AND SEVEN            )
HUNDRED being the above mentioned deposit   )     /s/ Lawrence Chong Koo Seong
to be paid by the Tenant to the Landlord    )
from the previous Tenancy Agreement         )         Agent for the landlord for
                                                      the sole purpose of
                                                      execution of this
                                                      Agreement

                                                  HK$473,700.00

                                   TOWER 6

          [FLOOR PLANS OF FLOORS 8TH, 9TH, 10TH-16TH, 17TH AND 18TH]